EXHIBIT 1


                               BRUNO'S, INC.


            $400,000,000 10 1/2% SENIOR SUBORDINATED NOTES due 2005




                           UNDERWRITING AGREEMENT
                           ----------------------

August 10, 1995
BT Securities Corporation
Chemical Securities Inc.
Salomon Brothers Inc
  c/o BT Securities Corporation
  130 Liberty Street
  New York, New York 10006

Ladies and Gentlemen:

     Bruno's, Inc., an Alabama corporation (the "Company"), hereby confirms its agreement with BT Securities Corporation, Chemical Securities Inc. and Salomon Brothers Inc (collectively, the "Underwriters"), as set forth below.

     1.   The Securities.  Subject to the terms and conditions herein
          --------------
contained, the Company proposes to issue and sell to the Underwriters $400,000,000 aggregate principal amount of its 10 1/2% Senior Subordinated Notes due 2005 (the "Securities"). The Securities are to be issued under an indenture as supplemented by an indenture supplement dated as of August 18, 1995, (collectively, the "Indenture") by and between the Company and Marine Midland Bank, as trustee (the "Trustee").

     2.   Representations and Warranties of the Company.  The Company
          ---------------------------------------------
represents and warrants to and agrees with the Underwriters that:

     (a) A registration statement on Form S-3 (File No. 33-60161) with respect to the Securities and certain of the Company's equity securities and warrants to purchase debt and equity securities of the Company, including a related preliminary prospectus, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") and such registration statement has become effective under the Act. The Company has filed one or more amendments thereto, including a prospectus relating to the Securities, each of which has previously been furnished to the Underwriters. As used in this Agreement, the term "Registration Statement" means such registration statement on Form S-3, as amended at the time when it was declared effective or, if later, at the time the last post-effective amendment thereto becomes effective, including all financial schedules and exhibits thereto and documents incorporated therein by reference and including any information deemed included in the Registration Statement; the term "Preliminary Prospectus" means each prospectus, subject to completion, used in connection with the offer of any Securities prior to the date hereof; and the term "Prospectus" means the prospectus included in the Registration Statement, together with each prospectus supplement filed on or after the date hereof by the Company pursuant to Rule 424(b) of the Rules and Regulations, but excluding any prospectus supplement that does not relate to the offering of the Securities. Any reference herein to any Prospectus shall be deemed to refer to and include the documents incorporated therein by reference, as of the date of such Prospectus, and include any documents filed with the Commission after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act"), and so incorporated by reference therein (all such incorporated documents being herein called the "Incorporated Documents").

     (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus. When the Registration Statement or any amendment thereto was declared effective, it (i) complied in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto was filed with the Commission pursuant to Rule 424(b) and when any of the Incorporated Documents, if any, were filed after the date of the Prospectus and on or before the Closing Date, and on the Closing Date (as hereinafter defined), the Prospectus (i) complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make-the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph
(b) do not apply to statements or omissions made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein, or to the Statement of Eligibility and Qualification (Form T-
1) under the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission thereunder (the "Trust Indenture Act"), of the Trustee filed as an exhibit to the Registration Statement.

     (c) The Company and each of its Significant Subsidiaries (as defined in Regulation S-X of the Commission) has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, lease and operate its properties and conduct its businesses as now conducted as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership, leasing or operation of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or condition (financial or other) of the Company and its subsidiaries, taken as a whole (any such event a "Material Adverse Effect"); the Company has the authorized, issued and outstanding capitalization set forth in the Prospectus; the outstanding shares of capital stock of the Company are owned as described in the Prospectus; all of the outstanding shares of capital stock of each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; and except as disclosed in the Prospectus, all of the outstanding shares of capital stock of each of the Company's subsidiaries are owned by the Company or another subsidiary, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting. Except as described in the Prospectus, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement.

     (d) The Securities have each been duly authorized by the Company and, when the Securities are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will constitute valid and
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



legally binding obligations of the Company enforceable in accordance with their terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. Upon approval by the shareholders of the increase in the Company's authorized bonded indebtedness as described in the Prospectus (the "Bonded Indebtedness Shareholder Approval"; together with shareholder approval of the Merger (as defined in the Prospectus), the "Shareholders Approval"), the Company will have all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture; subject to Bonded Indebtedness Shareholder Approval, the Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

     (e) Subject to Bonded Indebtedness Shareholder Approval, the Company has all requisite corporate power and authority to enter into this Agreement, to issue and deliver the Securities and to consummate the transaction contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. No consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as may be required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Securities by the Underwriters. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its subsidiaries, which violation would have a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which default would have a Material Adverse Effect.

     (f) The execution, delivery and performance by the Company of this Agreement and the Indenture and the consummation by the Company of the transactions contemplated hereby and thereby and in the Registration Statement will not conflict with or constitute or result in a breach or violation by the Company or any of its subsidiaries of any of (i) the terms or provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, note, or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default would have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or (iii) (assuming compliance with all applicable state securities and "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or any of its subsidiaries or any of their properties, which conflict, breach, violation or default would have a Material Adverse Effect.

     (g) The audited consolidated financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The unaudited consolidated financial statements and the related notes incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. Arthur Andersen LLP, which has examined certain of such consolidated financial statements as set forth in its reports incorporated by reference in the Registration Statement and the Prospectus is an independent public accounting firm as required by the Act and the Rules and Regulations.

     (h) The pro forma consolidated condensed financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement or the Prospectus (A) present fairly in all material respects the information shown therein, and (B) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act. Based on discussions with Deloitte & Touche LLP and Arthur Andersen LLP, the assumptions used in the preparation of the pro forma financial statements and other pro forma condensed consolidated financial information included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

     (i) Except as described in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which would be reasonably likely to have a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the transactions described in the Prospectus under the caption "Use of Proceeds."

     (j) The Company and each of its subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business described in the Prospectus, except where the failure to own or possess or have the ability to acquire any of the foregoing would not have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, could have a Material Adverse Effect.

     (k) The Company and its subsidiaries have obtained licenses, permits, certificates and other authorizations from appropriate state, federal or local regulatory agencies or bodies necessary to conduct the business now operated by them as described in the Prospectus, the lack of which would have a Material Adverse Effect ("Permits"); and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a Material Adverse Effect.

     (l) Subsequent to the respective dates as of which information is given in the Registration Statement or Prospectus, and except as described therein or contemplated thereby, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (ii) the

Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock.

     (m) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been described or filed as required.

     (n) Neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

     (o) The Company and each of its subsidiaries have good title to all real property and good title to all personal property described in the Prospectus as being owned by it and good title to a leasehold estate in the real and personal property described in the Prospectus as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as (i) described in the Prospectus, (ii) as do not materially interfere with the use made and proposed to be made of such properties (including, without limitation, purchase money mortgages) or
(iii) to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not have a Material Adverse Effect.

     (p) The Company is not an "investment company or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

     (q) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (r) The Securities, the Indenture, and this Agreement will conform in all material respects to the descriptions thereof in the Prospectus.

     (s) The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

     (t) Except as stated in the Prospectus, the Company does not know of any claims for services, either in the nature of a finder's fee or origination fee, with respect to the transactions contemplated thereby.

     (u) Except as described in the Prospectus and except as would not individually or in the aggregate have a Material Adverse Effect, to the best knowledge of the Company, each of the Company and its subsidiaries is in material compliance with all applicable laws, rules or regulations relating to pollution or protection of public or employee health or the environment ("Environmental Laws"). The term "Hazardous Material" means
(a) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material waste or substance regulated under or within the meaning of any other Environmental Law.

     (v) There is no alleged liability, or to the best knowledge of the Company, potential liability, (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (a) the presence or release into the environment of any Hazardous Material at any location, whether or not owned by the Company or any of its subsidiaries or (b) any violation or alleged violation of any Environmental Law, (x) which alleged or potential liability is required to be disclosed in the Registration Statement, other than as disclosed therein, or (y) which alleged or potential liability, singly or in the aggregate, is reasonably expected to have a Material Adverse Effect.

     (w) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of its subsidiaries which is pending or, to the knowledge of the Company, threatened, except as would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

     (x) Except as described in the Prospectus or which would not have a Material Adverse Effect, none of the Company or its subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each of its subsidiaries is in compliance in all material respects with all applicable provisions of ERISA.

     (y) The Company has all requisite corporate power and authority to enter into the Agreement and Plan of Merger, dated as of April 20, 1995, and amended as of May 18, 1995 (as amended, the "Merger Agreement"), between the Company and Crimson Acquisition Corp. and to consummate the transactions contemplated thereby. Subject to Shareholder Approval, the Merger Agreement has been duly authorized, executed and delivered by the Company. Subject to Shareholder Approval, no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of the Merger Agreement by the Company or the consummation by the Company of the transactions contemplated thereby, except such as have been obtained.

     (z) The execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the transactions contemplated thereby will not conflict with or constitute or result in a breach or violation by the Company or any of its subsidiaries of any of (i) the terms or provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of them or their respective properties is subject other than with respect to any indebtedness that will be retired in connection with the Merger, which conflict, breach, violation or default would have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or (iii) (assuming compliance with all applicable state securities and "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or any of its subsidiaries or any of their properties, which conflict, breach, violation or default would have a Material Adverse Effect.

     3.   Purchase, Sale and Delivery of the Securities.  On the basis of
          ---------------------------------------------
the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters severally agrees to purchase from the Company, $400,000,000 aggregate principal amount of the Securities at 97.5% of their principal amount. The obligations of the Underwriters under this Agreement are several and not joint. Certificates in definitive form for the Securities that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of same day funds, net of the intraday/overnight cost of such funds, to the Company's account or at the Company's direction. Such delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 A.M., New York time, on August 18, 1995, or at such other place, time or date as the Underwriters and the Company may agree upon or as the Underwriters may determine pursuant to Section 7(a) hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Underwriters at the offices in New York, New York of BT Securities Corporation at least 24 hours prior to the Closing Date.

     4.   Offering by the Underwriters.  The Underwriters propose to offer
          ----------------------------
for sale to the public the Securities at the price and upon the terms set forth in the Prospectus.

     5.   Covenants of the Company.  The Company covenants and agrees with
          ------------------------
the Underwriters that:

     (a) If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, the Rules and Regulations and the Trust Indenture Act to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus and the Company will give each Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), will furnish the Underwriters with copies of any such amendment or supplement for a reasonable period of time prior to the proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object in writing or which is not in compliance with the Act or the Rules and Regulations. The Company will advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or declared effective or any Prospectus has been filed and will provide evidence satisfactory to the Underwriters of each such filing or effectiveness.

     (b) The Company will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Prospectus, (ii) the suspension of the qualifi-cation of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

     (c) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which, in the opinion of counsel for the Underwriters, the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Rules and Regulations or the Exchange Act, the Company will promptly notify the Underwriters thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

     (e) The Company will, without charge, provide (i) to each of the Underwriters and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

     (f) The Company, as soon as practicable, will make generally available to holders of the Securities and to the Underwriters consolidated earnings statements of the Company and its subsidiaries (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

     (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

     (h) For and during the period ending on the date no Securities are outstanding, the Company will furnish to the Underwriters copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

     (i) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by its most recent financial statements appearing in the Registration Statement and Prospectus.

     (j) If, prior to the completion of the distribution of the Securities, the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     6.   Expenses.  The Company agrees to pay all costs and expenses
          --------
incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other produc-tion of the registration statement originally filed with respect to the Securities and any amendment thereto and the Prospectus and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Underwriters of the Securities, including trustee's fees, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) fees and expenses of the Trustee, including fees and expenses of counsel to the Trustee and (viii) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11(a)(i) hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Underwriters, the Company will reimburse the Underwriters upon demand (accompanied by documentation) for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by the Underwriters in con-nection with the proposed purchase and sale of the Securities.

     7.   Conditions of the Underwriters' Obligations.  The obligation of
          -------------------------------------------
the Underwriters to purchase and pay for the Securities shall be subject to accuracy of the representations and warranties of the Company herein contained on the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following conditions:

     (a) If required, the Prospectus and any amendment or supplement thereto shall have been filed in accordance with Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act shall have been issued and no proceedings for those purposes shall have been instituted or, to the knowledge of the Company or the Underwriters, threatened or are contemplated by the Commission; and the Company shall have complied with or satisfactorily responded to any request of the Commission for additional information.

     (b) The Underwriters shall have received an opinion in form and substance satisfactory to the Underwriters, dated the Closing Date and addressed to the Underwriters, of Sirote & Permutt, counsel for the Company, to the effect that:

          (i) Each of the Company and its subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and its subsidiaries is duly qualified as a foreign corporation and in good standing in each jurisdiction in which it is doing business.

          (ii) The Company has the authorized, issued and outstanding equity capitalization set forth in the Prospectus; and the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, to such counsel's knowledge, were not issued in violation of any preemptive or similar rights.

          (iii) Except as set forth or contemplated in the Prospectus, to the knowledge of such counsel (a) no options, warrants or other rights to purchase from the Company, shares of capital stock or ownership interests in the Company are outstanding and (b) no agreements or other obligations of the Company to issue, or other rights to cause the Company to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding.

          (iv) The Securities have been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the execution, delivery and authentication of the Securities by the Trustee in accordance with the Indenture) when issued and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute the legally valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether a proceeding is sought in equity or at law).

          (v) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and the Securities; the Indenture has been qualified under and complies in all material respects with the requirements of the Trust Indenture Act, as amended; the Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether a proceeding is sought in equity or at law).

          (vi) The Company has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the Merger Agreement (as defined in the Registration Statement); the execution, delivery and performance of this Agreement and the Merger Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Merger Agreement have been duly exe-cuted and delivered by the Company.

          (vii) The statements set forth in the Prospectus under the caption "Description of Securities," insofar as they purport to summarize certain provisions of the Securities and the Indenture, provide fair summaries thereof and are accurate in all material respects. The statements set forth in the Prospectus under the caption "Description of Certain Federal Income

     Tax Consequences," insofar as they purport to summarize certain provisions of the United States federal income tax laws, provide fair summaries thereof and are accurate in all material respects.

          (viii) To the knowledge of such counsel, no legal or governmental proceedings are pending to which any of the Company or its subsidiaries will be a party which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to the Underwriters or the consummation of the transactions described in the Prospectus under the captions "Use of Proceeds."

          (ix) The execution and delivery of this Agreement, the Merger Agreement and the Indenture, and the consummation by the Company of the transactions contemplated hereby and thereby and in the Registration Statement, will not conflict with, constitute a default under or violate, or with respect to clause (y), impose or create any lien upon any material property or assets of the Company or any of its subsidiaries under any of the terms, conditions or provisions of (x) their respective certificates of incorporation or by-laws, (y) any of the terms, conditions or provisions of any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, which are identified to such counsel by the Company or any of its subsidiaries as being material, to which the Company or its subsidiaries are a party or by which the Company or its subsidiaries are bound, or to which any of the property or assets of the Company or its subsidiaries are subject, except with respect to such conflicts, defaults or violations which would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising in the ordinary course of business (except as set forth in such opinion as previously disclosed to the Underwriters), or (z) any decree of any court or governmental authority binding on the Company or its subsidiaries, of which such counsel is aware, except those which would not have a Material Adverse Effect.

          (x) To the knowledge of such counsel, no consent, approval or authorization of any governmental authority is required for the issuance and sale by the Company of the Securities to the Underwriters, except such as may be required under the Act, the Trust Indenture Act, state or foreign securities or Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

          (xi) The execution and delivery of this Agreement, the Merger Agreement, the Indenture and the Securities and the consummation of the transactions contemplated hereby and thereby will not conflict with, constitute a default under or violate any Alabama, New York corporate or federal law or regulation (other than state securities or Blue Sky laws, as to which such counsel need express no opinion) of which such counsel is aware and which, in such counsel's experience, are normally applicable to transactions of this type (provided that such opinion need not cover any laws or regulations to which the Company or its subsidiaries may be subject solely as a result of the Underwriters' legal or regulatory status or the Underwriters' involvement in such transactions).

          (xii) None of the Company or its subsidiaries is, or immediately after the sale of Securities to be sold hereunder and the application of the proceeds from such sale (as described in the Prospectus under the caption "Use of Proceeds") will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (xiii) The Registration Statement, the Prospectus and the other documents filed under the Act and the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto or from which information is so incorporated by reference (other than the Trustee Statement of Eligibility and the financial statements, notes and schedules thereto and other financial, statistical and accounting information included or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the Act, the Trust Indenture Act, or the Exchange Act, as the case may be, and the Rules and Regulations.

          (xiv) The Registration Statement was declared effective under the Act on July 17, 1995. To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened by the Commission.

          (xv) To the best of such counsel's knowledge, there are no contracts or documents of the Company or any of its subsidiaries that are required to be filed (A) by the Act, as exhibits to the Registration Statement (B) by the Exchange Act, as exhibits to any of the documents incorporated by reference, (C) by the Trust Indenture Act or (D) by the Rules and Regulations that have not been so filed.

     In addition, such counsel shall state that it has participated in conferences with representatives of the Company, representatives of the Company's accountants, the Underwriters' representatives and counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus were discussed and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (other than those that such counsel must opine on pursuant to Section 7(b)(vii)), no facts have come to such counsel's attention that led such counsel to believe that the Registration Statement, on the effective date thereof (or any amendment thereof made prior to the Closing Date, as of the date of such amendment), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof (or with respect to any amendment thereof or supplement thereto made prior the Closing Date, as of the date of such amendment or supplement),or on the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to (i) the second paragraph of "Prospectus Supplement Summary-The Merger," "Prospectus Supplement Summary-Post Merger Business Strategy," the third paragraphs of "Business" and "Business-Post Merger Business Strategy (collectively, the "KKR Information") and (ii) the financial statements and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus). The opinion of Sirote & Permutt described in this Section shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          Sirote & Permutt may rely on the opinion of Simpson Thacher & Bartlett as to certain matters of New York law and with respect to the opinions required by Section 7(b)(vii) and with respect to compliance with the Trust Indenture Act and on certificates of authorized officers of the Company as to certain matters of fact and intention. The Underwriters shall receive the opinion of Simpson Thacher & Bartlett as to the matters set forth in the preceding paragraph including with respect to the KKR Information.

     (c) The Underwriters shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, with respect to certain legal matters relating to this Agreement, and such other related matters as the Underwriters may require. In rendering such opinion, Latham & Watkins shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Latham & Watkins may state that their opinion is limited to matters of New York and federal law.

     (d) The Underwriters shall have received from Arthur Andersen LLP a comfort letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Underwriters.

     (e) Subsequent to the date of the most recent financial statements in the Prospectus, there shall have been no material adverse change in the business, results of operations or condition (financial or other) of the Company and its subsidiaries, taken as a whole, except as set forth in, or contemplated by, the Registration Statement and the Prospectus.

     (f) The sale of the Securities by the Company hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

     (g) The Underwriters shall have received a certificate, dated the Closing Date, signed on behalf of the Company by its Chairman of the Board of Directors, President or any Vice President and the Chief or Principal Financial Officer of the Company to the effect that:

          (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as of the date hereof and as if made on and as of the Closing Date (except to the extent such representations or warranties specifically relate to an earlier date and time), and the Company has performed in all material respects all covenants and agreements and satisfied hereunder all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (ii) To the best of their knowledge, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act has been issued, and no proceedings for those purposes have been instituted, threatened or are contemplated by the Commission; and

          (iii) Subsequent to the effective date of the Registration Statement, there has not occurred any event or events that, individually or in the aggregate, would have a Material Adverse Effect.

     On or before the Closing Date, the Underwriters and counsel for the Underwriters shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company as they shall have heretofore reasonably requested from the Company.

     All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and counsel for the Underwriters. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriters shall reasonably request.

     8.   Conditions of the Company's Obligations.  Except as provided in
          ---------------------------------------
Section 10 hereof, the obligation of the Company to issue, sell and deliver the Securities to the Underwriters shall be subject to the filing of the certificate of merger relating to the Merger (as defined in the Prospectus) in the office of the Secretary of State of the State of Alabama.

     9.   Indemnification and Contribution. (a) The Company agrees to
          --------------------------------
indemnify and hold harmless each of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the registration statement originally filed with respect to the Securities or any amendment thereto or the Prospectus or any amendment or supplement thereto or any related Preliminary Prospectus or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

          (ii) the omission or alleged omission to state, in such registration statement or any amendment thereto, any Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse (promptly following the receipt of invoices therefor), as incurred, the Underwriters and each such controlling person for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein; and provided, further, that the Company will not be liable to the Underwriters or any person controlling the Under-writers with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from any Underwriter in reliance upon a Preliminary Prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as so amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with
Section 5(e)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 9 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

     (b) The Underwriters will indemnify and hold harmless each of the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Prospectus or any amendment or supplement thereto, or any related Preliminary Prospectus or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Prospectus or any amendment or supplement thereto, or any related Preliminary Prospectus or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written informa-tion furnished to the Company by the Underwriters specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. The Underwriters shall not be liable under this Section 9 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses or material prejudice and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action,is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party then, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or par-ties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same, general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph
(b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Underwriters on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriters shall not be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by the Underwriters under this Agreement, less the aggregate amount of any damages that the Underwriters have otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

     10.  Survival Clause.  The respective representations, warranties,
          ---------------
agreements, covenants, indemnities and other statements of the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Underwriters or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11.  Termination. (a) This Agreement may be terminated in the sole
          -----------
discretion of the Underwriters by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

          (i) the Company shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference has had or has a Material Adverse Effect, or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company, except as a result of the Merger), in the business, results of operations or condition (financial or other) of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supple-ment thereto);

          (ii) trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange (or trading in securities of the Company shall have been suspended, except any suspension occurring as a result of the Merger);

          (iii) a banking moratorium shall have been declared by New York or United States authorities; or

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or (C) any material adverse change in the financial markets of the United States which, in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as con-templated by the Prospectus, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

     12.  Information Supplied by the Underwriters.  The statements set
          ----------------------------------------
forth in the last full paragraph on the front cover page and in the third paragraph, second sentence of the fourth paragraph, the fifth paragraph and the seventh paragraph under the heading "Underwriting" (the table not counting as a paragraph) in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company for the purposes of Sections 2(b) and 9 hereof. The Underwriters confirm that such statements (to the extent such statements relate to the Underwriters) are correct.

     13.  Notices.  All communications hereunder shall be in writing and,
          -------
if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to BT Securities

Corporation, 130 Liberty Street, New York, New York 10006, Attention:
Corporate Finance Department, with a copy to Raymond Y. Lin, Latham & Watkins, 885 Third Avenue, New York, New York 10022; if sent to the Com-pany, shall be mailed or delivered or telecopied and confirmed in writing to the Company at Bruno's, Inc., 800 Lakeshore Parkway, Birmingham, Alabama 35211, Attention: Secretary, with a copy to Richard Cohn, Sirote & Permutt, 2222 Arlington Avenue South, Birmingham, Alabama 35205.

     14.  Successors.  This Agreement shall inure to the benefit of and be
          ----------
binding upon the Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, its officers who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

     15.  Applicable Law.  The validity and interpretation of this
          --------------
agreement, and the terms and conditions set forth herein shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to any provisions relating to conflicts of law.

     16.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

                                   Very truly yours,

                                   BRUNO'S, INC.



                                   By: /s/ Ronald G. Bruno
                                      -------------------------------------
                                       Name:  Ronald G. Bruno
                                       Title: Chairman of the Board of
Directors                                              and Chief Executive
Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


BT SECURITIES CORPORATION



By:  /s/ J. Edward Virtue
   -----------------------------------------------------
     Name: J. Edward Virtue
     Title:


CHEMICAL SECURITIES INC.



By:  /s/ Gerard J. Murray
   -----------------------------------------------------
     Name: Gerard J. Murray
     Title: Vice President


SALOMON BROTHERS INC



By:  /s/ Jeffrey McDermott
   -----------------------------------------------------
     Name: Jeffrey McDermott
     Title: Vice President
                                     19